SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported: April 18, 2008

MidCarolina Financial Corporation

(Exact name of registrant as specified in its charter)

North Carolina		56-2006811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 South Church Street

Burlington, North Carolina 27215

(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 538-1600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c) )

Item 8.01	Other Events

Item 9.01	Financial Statements and Exhibits

(a)	None.

(b)	None.

(c)	Exhibits:

99.1	Press Release dated April 18, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDCAROLINA FINANCIAL CORPORATION

Date:	April 18, 2008	By:	/s/ Charles T. Canaday, Jr.
Charles T. Canaday, Jr., President and Chief Executive Officer